                                                                   EXHIBIT 99.1

                             LETTER OF TRANSMITTAL

                         SHARED TECHNOLOGIES FAIRCHILD
                             COMMUNICATIONS CORP.

                       OFFER TO EXCHANGE ITS REGISTERED

              12 1/4% SENIOR SUBORDINATED DISCOUNT NOTES DUE 2006

                      FOR ANY AND ALL OF ITS OUTSTANDING

              12 1/4% SENIOR SUBORDINATED DISCOUNT NOTES DUE 2006

                 PURSUANT TO THE PROSPECTUS, DATED     , 1996.

  THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M. NEW YORK CITY TIME, ON     ,
1996, UNLESS EXTENDED (THE "EXPIRATION DATE"). TENDERS MAY BE WITHDRAWN PRIOR
TO 5:00 P.M., NEW YORK CITY TIME, ON     , 1996.

        By Mail:            Facsimile Transmission            By Hand:
                                    Number:


   United States Trust          (212) 420-6152           United States Trust
   Company of New York          (For Eligible            Company of New York
      P.O. Box 844           Institutions Only)          111 Broadway, Lower
     Cooper Station                                             Level
   New York, New York                                 New York, New York 10006
     10276-0844                                         Attn: Corporate Trust
  Attn: Corporate Trust      Confirm by Telephone:             Services
          Services
(Registered or Certified        (800) 548-6565          By Overnight Courier:
    Mail Recommended)                                    United States Trust
                                                         Company of New York
                                                      770 Broadway--13th Floor
                                                      New York, New York 10003
                                                        Attn: Corporate Trust
                                                              Services

  DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE, OR TRANSMISSION OF INSTRUCTIONS VIA FACSIMILE OTHER THAN AS SET FORTH ABOVE, WILL NOT CONSTITUTE A VALID DELIVERY.

  The undersigned acknowledges that he or she has received and reviewed the
Prospectus, dated     , 1996 (the "Prospectus"), of Shared Technologies
Fairchild Communications Corp., a Delaware corporation (the "Issuer"), and this Letter of Transmittal (this "Letter"), which together constitutes the Issuer's offer (the "Exchange Offer") to exchange an aggregate principal amount of up to $163,637,000 of 12 1/4% Senior Subordinated Discount Notes Due 2006 (the "New Notes") of the Issuer for an equal principal amount of the Issuer's outstanding 12 1/4% Senior Subordinated Discount Notes Due 2006 (the "Old Notes"; the Old Notes and the New Notes are sometimes referred to collectively herein as the "Notes").

  For each Old Note accepted for exchange, the holder of such Old Note will receive a New Note having a principal amount at maturity equal to that of the surrendered Old Note. The Old Notes were issued at a substantial discount from their principal amount and no interest is payable on the Notes before March 1, 1999. Thereafter, the Notes will bear interest at the rate of 12 1/4% per annum from the most recent date to which interest has been paid on the Notes or, if no interest has been paid on the Notes, from March 1, 1999. Interest on the Notes will be payable semi-annually on March 1 and September 1 of each year, commencing March 1, 1999.

Holders of Old Notes whose Old Notes are accepted for exchange will not receive any payment in respect of accrued and unpaid interest on such Old Notes. The Notes are not redeemable prior to March 1, 2001 except that, until March 1, 1999, the Issuer may redeem, at its option, up to an aggregate of 25% of the principal amount of the Notes at the redemption price set forth herein plus accrued interest to the date of redemption with the net proceeds of one or more Public Equity Offerings if at least $122,727,750 of the principal amount of the Notes remain outstanding after each such redemption. On or after March 1, 2001, the Notes are redeemable at the option of the Issuer, in whole or in part, at the redemption prices set forth herein plus accrued interest to the date of redemption. Upon a Change of Control, each holder of Notes may require the Issuer to repurchase such Notes at 101% of the Accreted Value thereof plus accrued interest to the date of repurchase. The Issuer reserves the right, at any time or from time to time, to extend the Exchange Offer at its discretion, in which event the term "Expiration Date" shall mean the latest time and date to which the Exchange Offer is extended. The Issuer shall notify the holders of the Old Notes of any extension by means of a press release or other public announcement prior to 9:00 A.M., New York City time, on the next business day after the previously scheduled Expiration Date.

  This Letter is to be completed by a holder of Old Notes either if certificates are to be forwarded herewith or if a tender of Old Notes, if available, is to be made by book-entry transfer to the account maintained by the Exchange Agent at The Depository Trust Company (the "Book-Entry Transfer Facility") pursuant to the procedures set forth in "The Exchange Offer" section of the Prospectus. Holders of Old Notes whose certificates are not immediately available, or who are unable to deliver their certificates or confirmation of the book-entry tender of their Old Notes into the Exchange Agent's account at the Book-Entry Transfer Facility (a "Book-Entry Confirmation") and all other documents required by this Letter to the Exchange Agent on or prior to the Expiration Date, must tender their Old Notes according to the guaranteed delivery procedures set forth in "The Exchange Offer--Guaranteed Delivery Procedures" section of the Prospectus. See Instruction 1. Delivery of documents to the Book-Entry Transfer Facility does not constitute delivery to the Exchange Agent.

  The undersigned has completed the appropriate boxes below and signed this Letter to indicate the action the undersigned desires to take with respect to the Exchange Offer.

  List below the Old Notes to which this Letter relates. If the space provided below is inadequate, the certificate numbers and principal amount of Old Notes should be listed on a separate signed schedule affixed hereto.

  DESCRIPTION OF OLD
         NOTES          1             2             3
- -------------------------------------------------------------
      NAME(S) AND
    ADDRESS(ES) OF                                AGGREGATE
      REGISTERED                    PRINCIPAL     PRINCIPAL
   HOLDER(S) (PLEASE  CERTIFICATE AMOUNT OF OLD    AMOUNT
  FILL IN, IF BLANK)  NUMBER(S)*     NOTE(S)     TENDERED**
- -------------------------------------------------------------
- -------------------------------------------------------------
- -------------------------------------------------------------
- -------------------------------------------------------------
- -------------------------------------------------------------
                                  Total         Total
                                  Principal     Principal
                                  Amount of     Amount of
                                  Old           Old Notes
                                  Notes:        Tendered:

- --------
 *Need not be completed if Old Notes are being tendered by book-entry transfer.
** Unless otherwise indicated in this column, a holder will be deemed to have tendered ALL of the Old Notes represented by the Old Notes indicated in column 2. See Instruction 2. Old Notes tendered hereby must be in denominations of principal amount of $1,000 and any integral multiple thereof. See Instruction 1.

[ ] CHECK HERE IF TENDERED OLD NOTES ARE BEING DELIVERED BY BOOK-ENTRY
    TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING:

Name of Tendering Institution _________________________________________________

Account Number ______________________     Transaction Code Number _____________

[ ] CHECK HERE IF TENDERED OLD NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE
   OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING:

Name(s) of Registered Holder(s) _______________________________________________

Window Ticket Number (if any) _________________________________________________

Date of Execution of Notes of Guaranteed Delivery _____________________________

Name of Institution which guaranteed delivery _________________________________

IF DELIVERED BY BOOK-ENTRY TRANSFER, COMPLETE THE FOLLOWING:

Account Number ______________________     Transaction Code Number _____________

[ ] CHECK HERE IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE 10 ADDITIONAL
   COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.

Name: _________________________________________________________________________

Address: ______________________________________________________________________

_______________________________________________________________________________

              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

  Upon the terms and subject to the conditions of the Exchange Offer, the undersigned hereby tenders to the Issuer the aggregate principal amount of Old Notes indicated above. Subject to, and effective upon, the acceptance for exchange of the Old Notes tendered hereby, the undersigned hereby sells, assigns and transfers to, or upon the order of, the Issuer all right, title and interest in and to such Old Notes as are being tendered hereby.

  The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Old Notes tendered hereby and that the Issuer will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim when the same are accepted by the Issuer. The undersigned hereby further represents that any New Notes acquired in exchange for Old Notes tendered hereby will have been acquired in the ordinary course of business of the person receiving such New Notes, whether or not such person is the undersigned, that neither the holder of such Old Notes nor any such other person has an arrangement or understanding with any person to participate in the distribution of such New Notes and that neither the holder of such Old Notes nor any such other person is an "affiliate", as defined in Rule 405 under the Securities Act of 1933, as amended (the "Securities Act"), of the Issuer.

  The undersigned also acknowledges that this Exchange Offer is being made in reliance on interpretations by the staff of the Securities and Exchange Commission (the "SEC") issued to parties other than the Issuer that the New Notes issued in exchange for the Old Notes pursuant to the Exchange Offer may be offered for resale, resold and otherwise transferred by holders thereof (other than any such holder that is an "affiliate" of the Issuer within the meaning of Rule 405 under the Securities Act), without compliance with the registration and prospectus delivery provisions of the Securities Act, provided that such New Notes are acquired in the ordinary course of such holders' business and such holders have no arrangement with any person to participate in the distribution of such New Notes. If the undersigned is not a broker-dealer, the undersigned represents that it is not engaged in, and does not intend to engage in, a distribution of New Notes. If the undersigned is not a broker-dealer, the undersigned represents that it is not engaged in, and does not intend to engage in, a distribution of New Notes. If the undersigned is a broker-dealer that will receive New Notes for its own account in exchange for Old Notes, it represents that the Old Notes to be exchanged for the New Notes were acquired by it as a result of market-making activities or other trading activities and acknowledges that it will deliver a prospectus in connection with any resale of such New Notes; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act.

  The undersigned will, upon request, execute and deliver any additional documents deemed by the Issuer to be necessary or desirable to complete the sale, assignment and transfer of the Old Notes tendered hereby. All authority conferred or agreed to be conferred in this Letter and every obligation of the undersigned hereunder shall be binding upon the successors, assigns, heirs, executors, administrators, trustees in bankruptcy and legal representatives of the undersigned and shall not be affected by, and shall survive, the death or incapacity of the undersigned. This tender may be withdrawn only in accordance with the procedures set forth in the "The Exchange Offer--Withdrawal of Tenders" section of the Prospectus.

  Unless otherwise indicated herein in the box entitled "Special Issuance Instructions" below, please deliver the New Notes (and, if applicable, substitute certificates representing Old Notes for any Old Notes not exchanged) in the name of the undersigned or, in the case of a book-entry delivery of Old Notes, please credit the account indicated above maintained at the Book-Entry Transfer Facility. Similarly, unless otherwise indicated under the box entitled "Special Delivery Instructions" below, please send the New Notes (and, if applicable, substitute certificates representing Old Notes for any Old Notes not exchanged) to the undersigned at the address shown above in the box entitled "Description of Old Notes".

  THE UNDERSIGNED, BY COMPLETING THE BOX ENTITLED "DESCRIPTION OF OLD NOTES" ABOVE AND SIGNING THIS LETTER, WILL BE DEEMED TO HAVE TENDERED THE OLD NOTES AS SET FORTH IN SUCH BOX ABOVE.


   SPECIAL ISSUANCE INSTRUCTIONS              SPECIAL DELIVERY INSTRUCTIONS
    (SEE INSTRUCTIONS 3 AND 4)                 (SEE INSTRUCTIONS 3 AND 4)


  To be completed ONLY if certif-            To be completed ONLY if certif-
 icates for Old Notes not ex-               icates for Old Notes not ex-
 changed and/or New Notes are to            changed and/or New Notes are to
 be issued in the name of and               be sent to someone other than
 sent to someone other than the             the person(s) whose signature(s)
 person(s) whose signature(s) ap-           appear(s) on this Letter above
 pear(s) on this Letter above, or           or to such person(s) at an ad-
 if Old Notes delivered by book-            dress other than shown in the
 entry transfer which are not ac-           box entitled "Description of Old
 cepted for exchange are to be              Notes" on this Letter above.
 returned by credit to an account
 maintained at the Book-Entry
 Transfer Facility other than the
 account indicated above.

                                            Mail New Notes and/or Old Notes
                                            to:
                                            Name(s): ________________________

                                                 (PLEASE TYPE OR PRINT)
 Issue New Notes and/or Old Notes           _________________________________
 to:                                             (PLEASE TYPE OR PRINT)

                                            Address: ________________________
 Name(s): ________________________          _________________________________
      (PLEASE TYPE OR PRINT)                      (INCLUDING ZIP CODE)
 _________________________________
      (PLEASE TYPE OR PRINT)
 Address: ________________________
 _________________________________
       (INCLUDING ZIP CODE)
      (COMPLETE ACCOMPANYING
       SUBSTITUTE FORM W-9)

  [ ] Credit unexchanged Old
 Notes delivered by book-entry
 transfer to the Book-Entry
 Transfer Facility account set
 forth below.
 _________________________________
   (BOOK-ENTRY TRANSFER FACILITY
  ACCOUNT NUMBER, IF APPLICABLE)

IMPORTANT: THIS LETTER OR A FACSIMILE HEREOF (TOGETHER WITH THE CERTIFICATES FOR OLD NOTES OR A BOOK-ENTRY CONFIRMATION AND ALL OTHER REQUIRED DOCUMENTS OR THE NOTICE OF GUARANTEED DELIVERY) MUST BE RECEIVED BY THE EXCHANGE AGENT PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE.

PLEASE READ THIS ENTIRE LETTER OF TRANSMITTAL CAREFULLY BEFORE COMPLETING ANY BOX ABOVE

                                PLEASE SIGN HERE
  (TO BE COMPLETED BY ALL TENDERING HOLDERS) (COMPLETE ACCOMPANYING SUBSTITUTE
                           FORM W-9 ON REVERSE SIDE)
 ................................   Dated: .... 1996
 ................................   Dated: .... 1996
     (SIGNATURE(S) OF OWNER)
 Area Code and Telephone Number......................

 If a holder is tendering any Old Notes, this Letter must be signed by the registered holder(s) as the name(s) appear(s) on the certificate(s) for the Old
 Notes or by any person(s) authorized to become registered holder(s) by endorsements and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, officer or other person acting in a fiduciary or representative capacity, please set forth full title. See
 Instruction 3.


 Name(s).............................................
      ..............................................
                  (PLEASE TYPE OR PRINT)

 Capacity............................................

 Address.............................................

      ..............................................
                  (INCLUDING ZIP CODE)

               SIGNATURE GUARANTEE (IF REQUIRED BY INSTRUCTION 3)

 Signature(s) Guaranteed by
 an Eligible Institution:

 Authorized Signature................................

 Print or Type Name..................................

 Title...............................................

 Name of Firm........................................

 Dated: ........................................ 1996

                                 INSTRUCTIONS

FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER TO EXCHANGE REGISTERED 12 1/4% SENIOR SUBORDINATED DISCOUNT NOTES DUE 2006 FOR ANY AND ALL OUTSTANDING 12 1/4% SENIOR SUBORDINATED DISCOUNT NOTES DUE 2006 OF SHARED TECHNOLOGIES FAIRCHILD COMMUNICATIONS CORP.

1. DELIVERY OF THIS LETTER AND OLD NOTES; GUARANTEED DELIVERY PROCEDURES.

  This Letter is to be completed by holders of Old Notes either if certificates are to be forwarded herewith or if tenders are to be made pursuant to the procedures for delivery by book-entry transfer set forth in "The Exchange Offer--Book-Entry Transfer" section of the Prospectus. Certificates for all physically tendered Old Notes, or Book-Entry Confirmation, as the case may be, as well as a properly completed and duly executed Letter of Transmittal (or facsimile thereof) and any other documents required by this Letter, must be received by the Exchange Agent at the address set forth herein on or prior to the Expiration Date, or the tendering holder must comply with the guaranteed delivery procedures set forth below. Old Notes tendered hereby must be in denominations of principal amount of maturity of $1,000 and any integral multiple thereof.

  Holders of Old Notes whose certificates for Old Notes are not immediately available or who cannot deliver their certificates and all other required documents to the Exchange Agent on or prior to the Expiration Date, or who cannot complete the procedure for book-entry transfer on a timely basis, may tender their Old Notes pursuant to the guaranteed delivery procedures set forth in "The Exchange Offer--Guaranteed Delivery Procedures" section of the Prospectus. Pursuant to such procedures, (i) such tender must be made through an Eligible Institution (as defined below), (ii) prior to the Expiration Date, the Exchange Agent must receive from such Eligible Institution a properly completed and duly executed Letter of Transmittal (or facsimile thereof) and Notice of Guaranteed Delivery, substantially in the form provided by the Issuer (by facsimile transmission, mail or hand delivery), setting forth the name and address of the holder of Old Notes and the amount of Old Notes tendered, stating that the tender is being made thereby and guaranteeing that within five New York Stock Exchange ("NYSE") trading days after the date of execution of the Notice of Guaranteed Delivery, the certificates for all physically tendered Old Notes, or a Book-Entry Confirmation, as the case may be, and any other documents required by this Letter will be deposited by the Eligible Institution with the Exchange Agent, and (iii) the certificates for all physically tendered Old Notes, in proper form for transfer, or Book-Entry Confirmation, as the case may be, and all other documents required by this Letter, are received by the Exchange Agent within five NYSE trading days after the date of execution of the Notice of Guaranteed Delivery.

  The method of delivery of this Letter, the Old Notes and all other required documents is at the election and risk of the tendering holders, but the delivery will be deemed made only when actually received or confirmed by the Exchange Agent. If Old Notes are sent by mail, it is suggested that the mailing be made sufficiently in advance of the Expiration Date to permit delivery to the Exchange Agent prior to 5:00 p.m., New York City time, on the Expiration Date.

See "The Exchange Offer" section of the Prospectus

2. PARTIAL TENDERS (NOT APPLICABLE TO HOLDERS OF OLD NOTES WHO TENDER BY BOOK-ENTRY TRANSFER).

  If less than all of the Old Notes evidenced by a submitted certificate are to be tendered, the tendering holder(s) should fill in the aggregate principal amount of Old Notes to be tendered in the box above entitled "Description of Old Notes--Principal Amount Tendered". A reissued certificate representing the balance of nontendered Old Notes will be sent to such tendering holder, unless otherwise provided in the appropriate box on this Letter, promptly after the Expiration Date. ALL OF THE OLD NOTES DELIVERED TO THE EXCHANGE AGENT WILL BE DEEMED TO HAVE BEEN TENDERED UNLESS OTHERWISE INDICATED.

3. SIGNATURES ON THIS LETTER; BOND POWERS AND ENDORSEMENTS; GUARANTEE OF SIGNATURES.

  If this Letter is signed by the registered holder of the Old Notes tendered hereby, the signature must correspond exactly with the name as written on the face of the certificates without any change whatsoever.

  If any tendered Old Notes are owned of record by two or more joint owners, all such owners must sign this Letter.

  If any tendered Old Notes are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate copies of this Letter as there are different registrations of certificates.

  When this Letter is signed by the registered holder of the Old Notes specified herein and tendered hereby, no endorsements of certificates or separate bond powers are required. If, however, the New Notes are to be issued, or any untendered Old Notes are to be reissued, to a person other than the registered holder, then endorsements of any certificates transmitted hereby or separate bond powers are required. Signatures on such certificates must be guaranteed by an Eligible Institution.

  If this Letter is signed by a person other than the registered holder of any certificates specified herein, such certificates must be endorsed or accompanied by appropriate bond powers, in either case signed exactly as the name of the registered holder appears on the certificates and the signatures on such certificates must be guaranteed by an Eligible Institution.

  If this Letter or any certificates or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and, unless waived by the Issuer, proper evidence satisfactory to the Issuer of their authority to so act must be submitted.

  ENDORSEMENTS ON CERTIFICATES FOR OLD NOTES OR SIGNATURES ON BOND POWERS REQUIRED BY THIS INSTRUCTION 3 MUST BE GUARANTEED BY A FIRM WHICH IS A MEMBER OF A REGISTERED NATIONAL SECURITIES EXCHANGE OR A MEMBER OF THE NATIONAL ASSOCIATION OF SECURITIES DEALERS, INC. OR BY A COMMERCIAL BANK OR TRUST COMPANY HAVING AN OFFICE OR CORRESPONDENT IN THE UNITED STATES (AN "ELIGIBLE INSTITUTION").

  SIGNATURES ON THIS LETTER NEED NOT BE GUARANTEED BY AN ELIGIBLE INSTITUTION, PROVIDED THE OLD NOTES ARE TENDERED: (I) BY A REGISTERED HOLDER OF OLD NOTES (WHICH TERM, FOR PURPOSES OF THE EXCHANGE OFFER, INCLUDES ANY PARTICIPANT IN THE BOOK-ENTRY TRANSFER FACILITY SYSTEM WHOSE NAME APPEARS ON A SECURITY POSITION LISTING AS THE HOLDER OF SUCH OLD NOTES) TENDERED WHO HAS NOT COMPLETED THE BOX ENTITLED "SPECIAL ISSUANCE INSTRUCTIONS" OR "SPECIAL DELIVERY INSTRUCTIONS" ON THIS LETTER, OR (II) FOR THE ACCOUNT OF AN ELIGIBLE INSTITUTION.

4. SPECIAL ISSUANCE AND DELIVERY INSTRUCTIONS.

  Tendering holders of Old Notes should indicate in the applicable box the name and address to which New Notes issued pursuant to the Exchange Offer and/or substitute certificates evidencing Old Notes not exchanged are to be issued or sent, if different from the name or address of the person signing this Letter. In the case of issuance in a different name, the employer identification or social security number of the person named must also be indicated. A holder of Old Notes tendering Old Notes by book-entry transfer may request that Old Notes not exchanged be credited to such account maintained at the Book-Entry Transfer Facility as such holder of Old Notes may designate hereon. If no such instructions are given, such Old Notes not exchanged will be returned to the name or address of the person signing this Letter.

5. TAX IDENTIFICATION NUMBER.

  Federal income tax law generally requires that a tendering holder whose Old Notes are accepted for exchange must provide the Issuer (as payor) with such holder's correct Taxpayer Identification Number ("TIN") on Substitute Form W-9 below, which, in the case of a tendering holder who is an individual, is his or her social security number. If the Issuer is not provided with the current TIN or an adequate basis for an exemption, such tendering holder may be subject to a $50 penalty imposed by the Internal Revenue Service. In addition, delivery of New Notes to such tendering holder may be subject to backup withholding in an amount equal to 31% of all reportable payments made after the exchange. If withholding results in an overpayment of taxes, a refund may be obtained.

  Exempt holders of Old Notes (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. See the enclosed Guidelines of Certification of Taxpayer Identification Number on Substitute Form W-9 (the "W-9 Guidelines") for additional instructions.

  To prevent backup withholding, each tendering holder of Old Notes must provide its correct TIN by completing the "Substitute Form W-9" set forth below, certifying that the TIN provided is correct (or that such holder is awaiting a TIN) and that (i) the holder is exempt from backup withholding,
(ii) the holder has not been notified by the Internal Revenue Service that such holder is subject to a backup withholding as a result of a failure to report all interest or dividends or (iii) the Internal Revenue Service has notified the holder that such holder is no longer subject to backup withholding. If the tendering holder of Old Notes is a nonresident alien or foreign entity not subject to backup withholding, such holder must give the Issuer a completed Form W-8, Certificate of Foreign Status. These forms may be obtained from the Exchange Agent. If the Old Notes are in more than one name or are not in the name of the actual owner, such holder should consult the W-9 Guidelines for information on which TIN to report. If such holder does not have a TIN, such holder should consult the W-9 Guidelines for instructions on applying for a TIN, check the box in Part 2 of the Substitute Form W-9 and write "applied for" in lieu of its TIN. Note: checking this box and writing "applied for" on the form means that such holder has already applied for a TIN or that such holder intends to apply for one in the near future. If such holder does not provide its TIN to the Issuer within 60 days, backup withholding will begin and continue until such holder furnishes its TIN to the Issuer.

6. TRANSFER TAXES.

  The Issuer will pay all transfer taxes, if any, applicable to the transfer of Old Notes to it or its order pursuant to the Exchange Offer. If, however, New Notes and/or substitute Old Notes not exchanged are to be delivered to, or are to be registered or issued in the name of, any person other than the registered holder or the Old Notes tendered hereby, or if tendered Old Notes are registered in the name of any person other than the person signing this Letter, or if a transfer tax is imposed for any reason other than the transfer of Old Notes to the Issuer or its order pursuant to the Exchange Offer, the amount of any such transfer taxes (whether imposed on the registered holder or any other persons) will be payable by the tendering holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted herewith, the amount of such transfer taxes will be billed directly to such tendering holder.

  EXCEPT AS PROVIDED IN THIS INSTRUCTION 6, IT WILL NOT BE NECESSARY FOR TRANSFER TAX STAMPS TO BE AFFIXED TO THE OLD NOTES SPECIFIED IN THIS LETTER.

7. WAIVER OF CONDITIONS.

  The Issuer reserves the absolute right to waive satisfaction of any or all conditions enumerated in this Prospectus.

8. NO CONDITIONAL TENDERS.

  No alternative, conditional, irregular or contingent tenders will be accepted. All tendering holders of Old Notes, by execution of this Letter, shall waive any right to receive notice of the acceptance of their Old Notes for exchange.

  Neither the Issuer, the Exchange Agent nor any other person is obligated to give notice of any defect or irregularity with respect to any tender of Old Notes nor shall any of them incur any liability for failure to give any such notice.

9. MUTILATED, LOST, STOLEN, OR DESTROYED OLD NOTES.

  Any holder whose Old Notes have been mutilated, lost stolen or destroyed should contract the Exchange Agent at the address indicated above for further instructions.

10. REQUEST FOR ASSISTANCE OR ADDITIONAL COPIES.

  Questions relating to the procedure for tendering, as well as requests for additional copies of the Prospectus and this Letter, may be directed to the Exchange Agent, at the address and telephone number indicated above.

                           PART 1--PLEASE PROVIDE YOUR       Social Security
 SUBSTITUTE                TIN IN THE BOX AT RIGHT AND     Number or Employer
 FORM W-9                  CERTIFY BY SIGNING AND DATING     Identification
 DEPARTMENT OF             BELOW.                                Number
 THE TREASURY              PART 2--TIN APPLIED FOR.  [_]
 INTERNAL                                                    TIN: ____________
 REVENUE SERVICE          -----------------------------------------------------
                          -----------------------------------------------------

                           CERTIFICATION--UNDER THE PENALTIES OF PERJURY, I
 TO BE COMPLETED BY ALL    CERTIFY THAT:
 TENDERING HOLDERS         (1) the number shown on this form is my correct
 (SEE INSTRUCTION 5)       Taxpayer Identification Number (or I waiting for a
 PAYOR'S NAME: SHARED      number to be issued to me).
 TECHNOLOGIES FAIRCHILD    (2) I am not subject to backup withholding either
 COMMUNICATIONS CORP.      because: (a) I am exempt from backup withholding,
 PAYOR'S REQUEST FOR       or (b) I have not been notified by the Internal
 TAXPAYER IDENTIFICATION   Revenue Service (the "IRS") that I am subject to
 NUMBER ("TIN") AND        backup withholding as a result of a failure to re-
 CERTIFICATION             port all interest or dividends or (c) the IRS has
                           notified me that I am no longer subject to backup withholding, and
                           (3) any other information provided on this form is true and correct.

                           SIGNATURE: ________________  DATE: ________________


You must cross out item (2) of the above certification if you have been notified by the IRS that you are subject to backup withholding because of underreporting of interest or dividends on your tax return and you have not been notified by the IRS that you are no longer subject to backup withholding.

              YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU
               CHECKED THE BOX IN PART 2 OF SUBSTITUTE FORM W-9


            CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

   I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administrative Office or
 (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of the exchange, 31 percent of all reportable payments made to me thereafter will be withheld until I provide a number.

 ___________________________________      ___________________________________
              SIGNATURE                                  DATE


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